SUPPLEMENT DATED MAY 8, 2014
TO THE PROSPECTUS DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective May 1, 2014, in the section entitled, “Summary Overview of Each Fund” for the JNL/Franklin Templeton Small Cap Value Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Steven B. Raineri	2012	Portfolio Manager
Donald G. Taylor	2005	Chief Investment Officer
Bruce C. Baughman, CPA	2005	Senior Vice President
William J. Lippman	2005	President

Effective May 1, 2014, in the section entitled, “Additional Information About Each Fund” for the JNL/Franklin Templeton Small Cap Value Fund under “The Sub-Adviser and Portfolio Management,” please delete the bullet for Margaret McGee.

Effective April 28, 2014, in the section entitled “More About the Funds,” sub-section entitled “Benchmarks,” please add the following row to the table:

NAME	PRIMARY BENCHMARK	SECONDARY BENCHMARK(S)
JNL/Mellon Capital Utilities Sector Fund	Dow Jones US Utilities Index	Not Applicable

This supplement is dated May 8, 2014.

SUPPLEMENT DATED MAY 8, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 28, 2014

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective May 1, 2014, for the JNL/Franklin Templeton Small Cap Value Fund, please remove all references to Margaret McGee.

This Supplement is dated May 8, 2014.

(To be used with V3180 04/14 and V3180PROXY 04/14.)

CMX13029 05/14